R0 G0 B45 R192 G0 B0 R48 G117 STIFEL 2020 B255 TRANSPORTATION & LOGISTICS R255 G192 CONFERENCE B0 FEBRUARY 11, 2020 R166 G166 JOE HETE, CEO B166 RICH CORRADO, PRESIDENT QUINT TURNER, CFO R45 G53 JOE PAYNE, CLO @ATSGinc www.atsginc.com INVESTOR PRESENTATION B111

R0 G0 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS B45 R192 Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that are inherently difficult to predict. Words such as “projects,” “believes,” “anticipates,” “will,” “estimates,” “plans,” G0 “expects,” “intends” and similar words and expressions are intended to identify forward-looking statements. B0 These forward-looking statements are based on expectations, estimates and projections as of the date of this presentation and address activities, events or developments that we expect, believe or anticipate will or may occur in the future. Although we believe our estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. We caution all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. R48 There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services; our operating airlines' ability to maintain on-time service and control costs; the cost and timing with G117 respect to which we are able to purchase and modify aircraft to a cargo configuration; fluctuations in ATSG's traded share price, which may result in mark-to-market change in values of certain financial instruments; the number and timing of our aircraft deployments, and scheduling of aircraft we operate for our customers; our ability to remain in compliance with our agreements with key B255 customers and lenders; changes in general economic and/or industry-specific conditions; and other factors (including those listed under the heading “Risk Factors”) that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans R255 and estimates as of the date of this presentation. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. G192 B0 R166 G166 B166 R45 G53 @ATSGinc www.atsginc.com INVESTOR PRESENTATION B111

R0 G0 ATSG’S DIFFERENTIATED BUSINESS MODEL B45 MARKET ASSET FINANCIAL R192 G0 B0  World’s largest lessor of freighter  Owned aircraft portfolio focused on  Solid balance sheet and conservative R48 aircraft mid-size freighters - the asset of financial policy choice for express and eCommerce- G117  Largest provider of passenger charter driven regional air networks  Long term leases and operating B255 service to the DoD and other contracts with blue-chip customer Governmental agencies  767 freighter is ideally suited to base regional network flying due to high  Differentiated package of value-added reliability, cubic capacity and durable  Strong sustainable cash flows R255 aviation services, building long-term performance through varying economic cycles G192 customer partnerships  767 is the fastest growing freighter in  Business model not subject to trade B0  Decades of experience with express regional air networks around the disruptions or cyclical GDP network airline operations providing world best in class reliable service to  No payload or fuel risk R166 customers such as Amazon, DHL, and  Investment in next generation A321 UPS conversion well positions ATSG for G166 mid-range freighter demand B166 ATSG offers mid-size air leasing solutions through subsidiaries with unmatched set of complementary services for cargo and passenger R45 G53 @ATSGinc www.atsginc.com INVESTOR PRESENTATION B111

R0 G0 ATSG - AT A GLANCE B45 2019 9M Revenue By Segment(1) 2019 9M Revenue By Customer(1) . In-service fleet of 92 at 9/30/19: 777s, 767s, 757s and 737s R192 . Key Business Segments: Represents approx. 2/3 CAM Other of company earnings (Leasing) 19% G0 17% Other DHL . CAM Leasing: (Cargo Aircraft Management) 29% 14% B0 Dry-leasing cargo aircraft, and leasing of Amazon cargo/passenger aircraft for DoD 21% ACMI 64% DoD R48 . ACMI Services: (Aircraft, Crew, Maintenance & 36% G117 Insurance) CMI and ACMI agreements B255 . Other: Businesses include MRO services, passenger-to- freighter conversion services, ground operations and Historical Financial Performance ($MM) material handling equipment services Revenue(3) Adj. EBITDA(2) 5 0.0% $1,407 $50 0 .0 $448 4 5.0 % R255 . Deliver integrated operational solutions to customers $1,320 $438 4 0.0% $1,136 $40 0 .0 G192 $359 . Markets include air cargo and air express (package) 3 5.0 % B0 33.1% 3 0.0 % transport, and ACMI and charter passenger transport for $30 0 .0 31.6% 31.8% commercial and Government entities 2 5.0% 2 0.0% $20 0 .0 R166 . Founded in 1980 as a wholly owned subsidiary of Airborne 1 5.0% 1 0.0 % Express, first public offering in August 2003 $10 0 .0 G166 5 .0% B166 . Headquarters located at the Wilmington Air Park which also $- 0 .0% 2017 2018 LTM 9/30/19 serves as a regional air hub for Amazon 2017 2018 LTM 9/30/19 (1) Segment revenue before elimination of internal revenues and revenue by customer percentages are calculated based on YTD 9/30/19 results . 4,000+ employees worldwide (2) Non-GAAP metric. See reconciliation at the end of this presentation R45 (3) Reflect revenue and EBITDA pro forma for the acquisition of Omni and the adoption of Topic 606 revenue recognition rules G53 @ATSGinc www.atsginc.com INVESTOR PRESENTATION B111

R0 G0 BUNDLED SERVICES FOR TURNKEY SOLUTIONS B45 R192 Customer CAM ABX Air ATI Omni Airborne LGSTX G0 B0 Amazon R48 DHL G117 B255 Amerijet R255 Cargojet G192 B0 UPS Northern R166 Aviation G166 Services B166 DoD R45 G53 @ATSGinc www.atsginc.com INVESTOR PRESENTATION B111

R0 G0 IN-SERVICE FLEET AT DECEMBER 31, 2019 - 98 AIRCRAFT B45 FREIGHTER AIRCRAFT - 74 IN SERVICE PASSENGER AIRCRAFT – 14 IN SERVICE BOEING 767-300 BOEING 777-200 R192 42 IN SERVICE 3 IN SERVICE Thirty-five dry-leased to UPS G0 DHL, Amazon, NAC, Amerijet, Commercial, DoD, and U.S. B0 Cargojet, up to 10 yr. terms and allied Governments Two under operating agreement with Titan/Atlas BOEING 767-300 Average age since conversion 8 IN SERVICE R48 of 3.3 years G117 BOEING 767-200 7 PASSENGER AIRCRAFT 33 IN SERVICE AS OF 9/30/19, 34 EXPECTED BY 12/31/19 IN SERVICE Commercial, DoD, and U.S. B255 and allied Governments Twenty-six dry-leased to Amazon, DHL, Amerijet, Cargojet, SkyTaxi, Raya, West Atlantic, up to 7 year terms BOEING 767-200 R255 3 IN SERVICE G192 Average age since conversion of 10.4 years Commercial ACMI/Charter, B0 DoD BOEING 757-200 4 IN SERVICE Four 757-200Fs under ACMI R166 agreements with DHL COMBI AIRCRAFT – 4 IN SERVICE G166 BOEING 757-200 BOEING 737-400 B166 4 IN SERVICE 1 IN SERVICE Four 757-200 combis under ACMI agreements with U.S. Dry leased to West Atlantic Military R45 G53 @ATSGinc www.atsginc.com INVESTOR PRESENTATION B111

R0 G0 FAVORABLE TAILWINDS FROM GLOBAL E-COMMERCE GROWTH B45 More than 90% of midsize freighters worldwide deployed in time-definite regional express networks Format R192 U.S. Retail E-Commerce Sales Worldwide U.S. E-Commerce as a Percent of Total Retail Sales G0 ($ in billions) B0 949 845 15.8% 14.5% R48 751 G117 13.2% 666 B255 12.0% 591 10.8% 524 9.9% 9.1% 461 R255 8.2% G192 397 7.2% B0 340 R166 G166 B166 2015 2016 2017 2018 2019 2020 2021 2022 2023 2015 2016 2017 2018 2019 2020 2021 2022 2023 R45 Source: eMarketer, Aug 2019 G53 @ATSGinc www.atsginc.com INVESTOR PRESENTATION B111

R0 G0 RESILIENT LEASING BUSINESS UNEXPOSED TO TRADE CONCERNS B45 While uncertainty has crept into the broader cargo freight market due to global trade concerns, ATSG customers’ time definite / express network routes are unaffected R192 Growth trajectory not interrupted by trade concerns, G0 YTD 9/30/19 block hours up 3.7% pro forma YoY 23 Seasonally-Adjusted FTKs 100 B0 ATSG In-Service Aircraft R48 80 G117 B255 21 Amazon Prime Air Network (as of 11/30/18) 60 R255 New routes added to AFW, ANC, ATL, DAL, LAL, STL in 2019 SEA G192 PDX ServiceAircraft - B0 MSP 40 RFD BDL 19 SMF DEN ATSG In SCK CVG ABE BWI R166 IndustryFreight KilometersTon Intra-country, time definite network HNL ONT 20 G166 (billionspermonth, seasonallyadjusted) RIV CLT PHX DFW TPA B166 SKF IAH MIA 17 0 R45 Oct-15 Apr-16 Oct-16 Apr-17 Oct-17 Apr-18 Oct-18 Apr-19 Oct-19 G53 Sources: International Air Transport Association, Great Circle Mappers, Company press releases @ATSGinc www.atsginc.com INVESTOR PRESENTATION B111

R0 G0 STRATEGIC CUSTOMER RELATIONSHIP DETAIL: AMAZON B45 CURRENT SERVICES 2019 R192 • CAM leases twenty-four 767s; two more due by YE2019 for a total of twenty-six • ABX Air and ATI provide CMI service to twenty-eight 767s by YE2019 G0 • AMES provides maintenance B0 • LGSTX Services provides gateway services in Charlotte, Tampa, and Wilmington AIRCRAFT LEASES AND OPERATING AGREEMENT 2016 Agreement 2018 Agreement R48 Twelve Orig. Five-year leases through 2021 Leases extended through 2023, three-year extension option 2016 Agreement 2018 Agreement 767-200s G117 Twelve Orig. Five-year leases through 2021 Seven-year leases through 2023, three-year extension option Eight Orig. Seven-year leases through 2023-24 Leases extended through 2026-27, three-year extension option 767-200s B255 767-300s Eight Orig. Seven-year leases through 2023-24 Ten-year leases through 2026-27, three-year extension option Ten Added Ten-year leases, six starting 2019; four starting 2020, three-year 767-300s 767-300s extension option By expanding the Amazon Air network through our Ten Added Ten-year leases, six starting 2019; four starting 2020, three-year “ 767-300s extension option R255 partnership with ATSG we’re able to ensure we have Additional Can lease up to 17 additional freighters under mutually acceptable Lease Options terms, Jan. 2019 to Jan. 2026 the capacity to quickly and efficiently deliver packages Additional Can lease up to 17 additional freighters under mutually acceptable G192 Lease Options terms, Jan. 2019 to Jan. 2026 to customers for years to come.” Operating Five years through March 2021 Ten years through March 2026, three-year extension option B0 -Dave Clark, Agreement Operating Five years through March 2021 Ten years through March 2026, three-year extension option Senior Vice President of Worldwide Operations at Amazon WARRANT AGREEMENTS CREATE LONG TERM SYMBIOTIC RELATIONSHIP Agreement Leased Aircraft Volume 2016 Agreement 2018 Agreement R166 28 • 14.4MM warrants vested, with anticipated 0.3MM • 14.8MM additional warrants issued to Amazon to increase G166 20 20 Warrants more to be issued in Sept 2020 (Total of 19.9% of Amazon’s potential ownership to 33.2%; 14 common shares) • Additional warrant rights can be earned with additional aircraft B166 • Expiration: March 2021 leases 5 • Exercise Price: $9.73 (~$143MM proceeds if cash • Expiration: December 2025 settled, cashless option delivers fewer shares) • Exercise Price: $21.53 (~$319MM proceeds if cash settled, cashless option delivers fewer shares) R45 2015 2016 2017 2018 2019* G53 *includes 2-CMI operating without dry lease @ATSGinc www.atsginc.com INVESTOR PRESENTATION B111

R0 G0 A321 FREIGHTER CONVERSION JOINT VENTURE B45 Background $23.4 MM . CAM partnered with Precision Aircraft Solutions in 2017 to R192 invested in Joint form a new joint venture, 321 Precision Conversions G0 Venture Largest new Program since . Precision is the market leader in converting 757 aircraft B0 rd August 3 , 2017 generation narrow- . CAM is the largest freighter conversion lessor in the world body freighter with Timeline economics similar to R48 . 321 Precision began work on the project in 2016 the smaller 737-800 G117 . Projecting STC approval by FAA mid 2020 B255 . Anticipate deployments into CAM-leased ATSG fleet 19% Fuel burn savings 31% increase in Opportunity compared to the 757 containerized volume R255 . Opportunity to replace aging fleet of 757’s with A321’s while still offering 95% compared to the 737 nearing ideal vintage window for conversion from G192 passenger to freighter use B0 of the cube space plus a 14.5% increase in payload weight 757-200 Freighter by Operator 110 Average Age of Fleet: 27.3 years R166 More than G166 244 between 15 75 70 1,600 and 20 years old B166 30 A321 passenger 23 aircraft in service R45 Other G53 @ATSGinc www.atsginc.com INVESTOR PRESENTATION B111

R0 G0 YTD 9/30/19 FINANCIAL RESULTS (REPORTED) B45 . Growth in revenue and adjusted items $MM $MM $MM Revenues Adj. Pretax Adj. EPS(1) Adj. EBITDA(1) due primarily to Omni assets acquired in R192 Earnings(1) (Cont. Oper.) (Cont. Oper.) Nov. 2018, plus CAM leasing gains G0 (Cont. Oper.) $1,049 B0 . Pretax earnings for the quarter were $4.4 million versus a year-earlier loss of $0.3 million R48 $328 $87 G117 . CAM leased three 767-300 freighters to $75 B255 $612 Amazon during the third quarter, including two newly converted aircraft R255 and one previously leased to ATI. Six G192 $0.95 additional 767 freighters are scheduled $216 B0 $0.83 for deployment during the fourth quarter . Total block hours increased 56 percent R166 for the quarter and 37 percent through G166 the first nine months of 2019, principally B166 YTD 9/30/18 YTD 9/30/19 YTD 9/30/18 YTD 9/30/19 YTD 9/30/18 YTD 9/30/19 YTD 9/30/18 YTD 9/30/19 due to the contribution from Omni Air's (1) Non-GAAP metrics. See reconciliations included in the earnings 8-K filed 11/6/19. ACMI and charter operations and growth R45 in flight operations for Amazon G53 @ATSGinc www.atsginc.com INVESTOR PRESENTATION B111

R0 G0 PRO FORMA COMBINED HISTORICAL PERFORMANCE B45 Management Discussion & Analysis Pro Forma Revenues R192 ($ in MM) • Revenue growth driven by increases in dry leased plane count G0 and growth in ACMI services $1,320 $1,407 $1,136 B0 • YTD 9/30/19 margins impacted by startup expenses of recently $1,049 awarded contracts, impact will reverse in 4Q19 and 2020 as $962 aircraft is deployed R48 • Recent CapEx represents acquisition of American Airlines passenger fleet that has been and continues to be converted for G117 freighter use by Amazon and other customers B255 2017 2018 LTM 9/30/19 YTD 9/30/18 YTD 9/30/19 * R255 Pro Forma Combined CapEx Pro Forma Adjusted EBITDA & Margin ($ in MM) ($ in MM) G192 $460 B0 $438 $448 $450.0 $350 $332 $337 $400.0 $359 $350.0 $317 $328 R166 $300.0 $250.0 G166 $200.0 $150.0 B166 $100.0 33.1% 33.0% 31.6% 31.8% 31.3% $50.0 $- 2017 2018 YTD 9/30/19 2019E 2017 2018 LTM 9/30/19 YTD 9/30/18 YTD 9/30/19 R45 * Adjusted EBITDA is a non-GAAP metric. See table at end of this presentation for reconciliation. G53 @ATSGinc www.atsginc.com INVESTOR PRESENTATION B111

R0 G0 CONCLUSION – INVESTMENT HIGHLIGHTS B45 Unmatched Mix of Services for Cargo and Passenger R192 Markets G0 B0 Increased Revenue Diversification With Blue-Chip Customers R48 G117 Strong sustainable cash flows through economic cycles as 90% of EBITDA is derived from: B255 ■ CAM long-term lease portfolios ■ Government Revenues R255 not subject to trade disruption or cyclical GDP G192 ■ Multi-year Airline Operating Services Contracts in customer-owned express and B0 e-Commerce-driven regional air networks Solid Balance Sheet and R166 Cash Flows Back Value-Accretive G166 Capital Allocation Options B166 Established Feedstock Supply and Diversity of Aircraft R45 to Support Operations G53 @ATSGinc www.atsginc.com INVESTOR PRESENTATION B111

R0 G0 B45 R192 G0 B0 IV. APPENDIX R48 G117 B255 R255 G192 B0 R166 G166 B166 R45 G53 @ATSGinc www.atsginc.com INVESTOR PRESENTATION B111

R0 G0 COMPONENTS OF DEBT STRUCTURE B45 Principal Balance Principal Balance Maturity $millions @ 12/31/2019 @ 1/31/2020 Term Loan A $ 635.00 $ 635.00 Nov 2024 R192 G0 Revolver* 632.90 137.90 Nov 2024 B0 Convertible** 258.75 258.75 Oct 2024 Senior Notes 0.0 500.00 Feb 2028 R48 Total Debt* $1,526.65 $1,531.65 G117 * Approximately 60% of total floating rate debt currently hedged at 1/31/2020. Revolver capacity $600 million with leverage-based accordion feature, subject to lender consent B255 ** 1.125% coupon, Oct. 2024 maturity. Bond hedge, with warrant transaction up 75% to $41.35 per share R255 Reflects November 2019 Senior Secured Credit Facility G192 B0 R166 G166 B166 R45 G53 @ATSGinc www.atsginc.com INVESTOR PRESENTATION B111

R0 G0 EPS ADJUSTMENTS REFLECT WARRANT VALUATION B45 Three Months Ended Nine Months Ended R192 September 30, 2019 September 30, 2018 September 30, 2019 September 30, 2018 G0 $ $/Share $ $/Share $ $/Share $ $/Share B0 Earnings from Continuing Operations - basic (GAAP) $ 105,085 $ 32,933 $ 101,087 $ 73,079 Gain from warrant revaluation, net tax (91,849) (16,801) (71,319) (24,274) Earnings from Continuing Operations - diluted (GAAP) 13,236 $0.19 16,132 $0.24 29,768 $0.43 48,805 $0.71 Adjustments, net of tax R48 Customer incentive amortization 3,310 0.05 3,272 0.05 9,611 0.14 9,816 0.14 G117 Non-service component of retiree benefits 1,795 0.03 (1,562) (0.02) 5,385 0.08 (4,686) (0.07) Loss from affiliates 2,020 0.03 2,049 0.03 11,771 0.17 5,883 0.09 B255 Omni acquisition fees - - - - 285 - - - Derivative revaluation 1,081 0.02 (435) (0.01) 9,234 0.13 (2,875) (0.04) Adjusted Earnings from Continuing Operations (non- R255 GAAP) $ 21,442 $0.31 $ 19,456 $0.29 $ 66,054 $0.95 $ 56,943 $0.83 G192 Shares Shares Shares Shares B0 Weighted Average Shares - diluted 68,718 68,232 69,382 68,629 Additional weighted average shares - - - - Adjusted Shares (non-GAAP) 68,718 68,232 69,382 68,629 R166 G166 Adjusted Earnings from Continuing Operations and Adjusted Earnings Per Share from Continuing Operations are non-GAAP financial measures and should not be considered as alternatives to B166 Earnings from Continuing Operations, Weighted Average Shares – diluted, Earnings Per Share from Continuing Operations or any other performance measure derived in accordance with GAAP. Adjusted Earnings and Adjusted Earnings Per Share from Continuing Operations should not be considered in isolation or as a substitute for analysis of the company's results as reported under GAAP. R45 G53 @ATSGinc www.atsginc.com INVESTOR PRESENTATION B111

R0 G0 ADJUSTED EBITDA RECONCILIATION (REPORTED) B45 Nine Months Ended Nine Months Ended Reconciliation Stmt. ($ in 000s) 2017 2018 LTM 9/30/19 9/30/2018 9/30/2019 R192 Earnings (loss) from Continuing Operations Before Income Taxes $ (6,536) $ 87,478 $ 89,418 $ 115,179 $ 113,239 G0 Interest Income (116) (251) (144) (255) (362) Interest Expense 17,023 28,799 16,336 50,906 63,369 B0 Depreciation and Amortization 154,556 178,895 124,825 190,052 244,122 EBITDA from Continuing Operations (non-GAAP) 96,479 294,921 230,435 355,882 420,368 Add non-service components of retiree benefit costs (credits), net 6,105 (8,180) (6,135) 7,053 5,008 R48 Add losses for non-consolidated affiliates 3,135 10,468 7,600 12,459 15,327 G117 Add acquisition related transaction fees 5,264 - 373 5,637 B255 Add customer incentive amortization 13,986 16,904 12,678 12,585 16,811 Add net (gain) loss on financial instruments 79,789 (7,296) (28,707) (60,566) (39,155) Adjusted EBITDA (non-GAAP) $ 267,942 $ 312,081 $ 215,871 $ 327,786 $ 423,996 R255 G192 B0 R166 G166 B166 We define EBITDA as net earnings from continuing operations before income taxes plus (i) interest expense (net of interest income) and (ii) depreciation and amortization. We define Adjusted EBTIDA as EBITDA excluding customer lease incentive amortization, losses from unconsolidated affiliates, transaction fees related to the acquisition of Omni, net losses or gains for the fair value re- measurement of financial instruments, and expenses or credits from the non-service component of retiree benefits. Adjusted EBITDA is a non-GAAP financial measure and should not be considered in R45 isolation or as a substitute for analysis of our consolidated results as reported under GAAP, or as alternative measure of liquidity. We use Adjusted EBITDA to assess the performance of our operating results among periods. It is a metric that facilitates the comparison of financial results of our underlying operations. G53 @ATSGinc www.atsginc.com INVESTOR PRESENTATION B111

R0 G0 ADJUSTED EBITDA RECONCILIATION (PRO FORMA FOR OMNI ACQUISITION) B45 Nine Months Nine Months LTM Reconcilliation Statement ($in 000s) 2017 2018 Ended 9/30/2018 Ended 9/30/2019 9/30/19 R192 Earnings (loss) from Continuing Operations Before Income Tax $ (18,967) $ 114,138 $ 106,460 $ 115,179 $ 122,857 G0 Interest Income (2,246) (761) (550) (255) (466) B0 Interest Expense 59,660 69,282 48,579 50,906 71,609 Derpreciation and Amortization 217,948 242,973 177,308 190,052 255,717 EBITDA from Continuing Operations (non-GAAP) $ 256,395 $ 425,632 $ 331,797 $ 355,882 $ 449,717 R48 Add non-service companenets of retiree benefit costs (credits), net 6,105 (8,180) (6,135) 7,053 5,008 Add losses for non-consolidated affiliates 3,135 10,468 7,600 12,459 15,327 G117 Add acquisition related transaction fees 0 0 0 373 373 B255 Add customer incentive amortization 13,986 16,904 12,678 12,585 16,811 Add net (gain) loss on financial instruments 79,789 (7,296) (28,707) (60,566) (39,155) Adjusted EBITDA (non-GAAP) $ 359,410 $ 437,528 $ 317,233 $ 327,786 $ 448,081 R255 Adjusted Pre-Tax Earnings from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus certain charges from non-consolidating affiliates, and lease G192 incentive amortization. It excludes the net effect of transaction fees, financial instrument gains and losses, and of non-service components of retiree benefit costs. On November 9, 2018, we completed the acquisition of Omni. We acquired Omni for cash consideration of $867 million. We funded the all-cash acquisition by amending our senior credit agreement to issue a new term loan for $675.0 million, drawing $180.0 million from our revolving credit facility and using available cash. Adjusted EBITDA from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus net interest expense, depreciation and amortization expense, charges B0 from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of transaction fees, financial instrument gains and losses, and of non-service components of retiree benefit The pro forma adjusted EBITDA reconciliation on this page is based on our historical consolidated financial information and the historical consolidated financial information of Omni, and is provided for costs. informational purposes only. The pro forma information is not necessarily indicative of what ATSG’s results of operations would have been had the merger been completed at the dates indicated. Adjusted EBITDA from Continuing Operations and Adjusted Pre-Tax Earnings from Continuing Operations are non-GAAP financial measures and should not be considered alternatives to net We define EBITDA as net earnings from continuing operations before income taxes plus (i) interest expense (net of interest income) and (ii) depreciation and amortization. We define Adjusted EBTIDA income or any other performance measure derived in accordance with GAAP. Management uses Adjusted EBITDA from Continuing Operations and Adjusted Pre-Tax Earnings from Continuing R166 as EBITDA excluding customer lease incentive amortization, losses from unconsolidated affiliates, transaction fees related to the acquisition of Omni, net losses or gains for the fair value re- Operations to assess the performance of its operating results among periods. These measures should not be considered in isolation or as a substitute for analysis of the Company's results as reported measurement of financial instruments, and expenses or credits from the non-service component of retiree benefits. Adjusted EBITDA is a non-GAAP financial measure and should not be considered in under GAAP, or as an alternative measure of liquidity. G166 isolation or as a substitute for analysis of our consolidated results as reported under GAAP, or as alternative measure of liquidity. We use Adjusted EBITDA to assess the performance of our operating results among periods. It is a metric that facilitates the comparison of financial results of our underlying operations. Pro Forma Adjusted EBITDA is a non-GAAP financial measure that reflects full year impact of the Omni International business acquired in 4Q18, full year impact of recently initiated lease contracts B166 with major existing customers, and normalization of a portion of certain non-recurring lease startup expenses that were borne during the year to date 2019 period through 9/30/19 R45 G53 @ATSGinc www.atsginc.com INVESTOR PRESENTATION B111